Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

FOURTH AMENDMENT

TO THE COLLABORATIVE

RESEARCH AND LICENSE AGREEMENT

BETWEEN SENOMYX AND CAMPBELL

THIS FOURTH AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Fourth Amendment”) is made by and between Senomyx, Inc. (“Senomyx”), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, CA 92037, and Campbell Soup Company (“Campbell”), having its principal place of business at Campbell Place, Camden, NJ 08103-1799.

WHEREAS, Senomyx and Campbell entered into that certain Collaborative Research and License Agreement dated March 28, 2001, as amended by that certain First Amendment dated July 26, 2002, that certain Second Amendment dated November 5, 2002 and that certain Third Amendment dated February 19, 2004 (collectively, the “Agreement”), (capitalized terms used but not otherwise defined in this Fourth Amendment shall have the meanings given such terms in the Agreement); and

WHEREAS, Senomyx and Campbell desire to amend the Agreement to extend the Collaborative Period in the manner set forth in this Fourth Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

I.              The following definitions of Appendix A of the Agreement are hereby included or amended and restated herein. All other definitions in the Agreement will remain unchanged.

“Collaborative Period” means the period beginning on the Effective Date and ending upon the earlier of (i) the submission of a data package for GRAS determination or (ii) March 28, 2009, unless terminated earlier in accordance with Section 3.2 or 13.

“Proof of Concept” means identification of at least one Compound that provides [***] to a Senomyx sensory panel and confirmed and validated by a Campbell-conducted sensory panel and [***].  As an example, a [***].

II.            The following language is hereby added to Section 7.1 of the Agreement:

“For the sixth year through the end of the Collaborative Period, Campbell will pay Senomyx funding for research support at an annual rate of [***] (subject to achievement of Proof of Concept as described below).  These payments will be made according to the following schedule.

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Upon achievement of Proof of Concept, the annual research support funding rate will [***].  Such funding rate will be [***].  Any adjustments in funding due to achievement of the Proof of Concept will be made by Campbell within [***].”

III.           Section 13.2 of the Agreement is hereby amended and restated in its entirety as follows:

“13.2 Termination by Campbell.  Campbell will have the right to terminate this Agreement without cause at any time upon sixty (60) days written notice; provided, however, that if such termination occurs prior to the end of the Collaborative Period, Campbell will provide research funding in accordance with Section 7.1 for a period of six (6) months from the date of written notice of termination (for purposes of clarity, such payment will be a pro rata portion of the annual research funding rate set forth in Section 7.1).”

IV.           The terms and conditions of Appendix C, the Collaborative Protocol, will be updated at the next meeting of the Steering Committee and will be incorporated into this Agreement by reference.

V.            Miscellaneous.

(1)           Except as specifically amended by this Fourth Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

(2)           This Fourth Amendment shall be governed by the laws of the State of California; as such laws are applied to contracts entered into and to be performed entirely within such state.

(3)           This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment effective as of Feburary 24, 2006.

SENOMYX, INC.		CAMPBELL SOUP COMPANY

By:	/s/ Kent Snyder	By:	/s/ M. Carl Johnson

Name:	Kent Snyder	Name:	M. Carl Johnson

Title:	President and CEO	Title:	SVP and Chief Strategy Officer

Date:	2/24/06	Date:	2/27/06